Supplement dated April 30, 2007
to the current Prospectuses of

ING Partners, Inc.

(“Registrant”)

The Prospectuses for the Registrant are hereby supplemented with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds:”

Information Regarding Trading of ING’s U.S. Mutual Funds

Prior to December 29, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser for the Registrant.  On December 29, 2006, the investment advisory functions of ILIAC were transferred to another affiliated investment adviser, Directed Services, LLC (“DSL”).  DSL is the current investment adviser to the Registrant.

As discussed in earlier supplements, ILIAC, the previous adviser to the ING Funds, has reported to the Boards of Directors (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products.  ILIAC has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed.  ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing.  ING further reported that each of these arrangements has been terminated and fully disclosed to regulators.  The results of the internal review were also reported to the independent members of the Boards.

ILIAC has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S.  ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading.  Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ILIAC reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds.  One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time.  In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading.  Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product.  No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004.  These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov.  Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

2

ILIAC reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC.  ILIAC reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries.  ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among others things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.  In connection with one such investigation, ILIAC and ING Financial Advisers, LLC (“IFA”) were named in a petition for relief

3

and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, ILIAC entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of its products to NYSUT members.  Under the terms of the NYAG Agreement, ILIAC, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006.  ILIAC also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”).  Pursuant to the terms of the NYAG Agreement, ILIAC has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, ILIAC and IFA entered into an consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order.  Under the terms of the NH Agreement, ILIAC and IFA, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Neither the NH Agreement nor the NYAG Agreement have a material effect on ILIAC’s or IFA’s ability to perform their contracts with the Funds.  Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4

APRIL 30, 2007  Prospectus — Service Class ("S Class")

ING PARTNERS, INC.

•  ING Baron Asset Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Baron Small Cap Growth Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Oppenheimer Global Portfolio—Sub-Adviser: OppenheimerFunds, Inc.

•  ING UBS U.S. Small Cap Growth Portfolio—Sub-Adviser: UBS Global Asset Management (Americas) Inc.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS.

This Prospectus contains important information about investing in the Service Class shares of certain portfolios of ING Partners, Inc. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

INTRODUCTION

>  ING Partners, Inc.

ING Partners, Inc. ("Company") is an open-end management investment company authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each a "Portfolio," and collectively, the "Portfolios"). The Company offers other portfolios that are not offered in this Prospectus. Directed Services, LLC ("DSL" or "Adviser") serves as the investment adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are listed on the cover of this Prospectus.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

ING BARON ASSET PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $8 billion.

BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

•  Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

•  Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

•  ability to grow its business substantially within a four to five year period;

•  a special business "niche" that creates unusually favorable business opportunities;

•  sustainable barriers to competition; and

•  strong management capabilities.

The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Debt Securities Risk

Depositary Receipt Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Large Positions Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING BARON SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Growth Investing Risk
Large Positions Risk
Market and Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	17.65%

Worst:	2	nd quarter	2006	:	(4.31)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Russell 2000® Index. The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	15.24%	14.09	%(1)	N/A
ADV Class Return	15.02%	13.80	%(1)	N/A
Russell 2000® Index	18.37%	11.10	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Russell 2000® Index return is for the period beginning May 1, 2002.

ING OPPENHEIMER GLOBAL PORTFOLIO
Sub-Adviser: OppenheimerFunds, Inc. ("Oppenheimer")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•  stocks of small-, mid-, and large-capitalization growth-oriented companies worldwide;

•  companies that stand to benefit from global growth trends;

•  businesses with strong competitive positions and high demand for their products or services; and

•  cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Currency Risk
Emerging Growth Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
Growth Investing Risk
Industry Focus Risk
Market and Company Risk
Mid-Capitalization Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.47%

Worst:	1	st quarter	2003	:	(5.13)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Morgan Stanley Capital International ("MSCI") World IndexSM and the MSCI All Country World IndexSM. The MSCI World IndexSM is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World IndexSM is a broad-based unmanaged index of developed country and emerging market equities. The indices include the reinvestment of dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	17.60%	11.95	%(1)	N/A
ADV Class Return	17.36%	11.71	%(1)	N/A
MSCI World IndexSM	20.07%	11.46	%(3)	N/A
MSCI All Country World IndexSM	20.95%	12.20	%(3)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The MSCI World IndexSM and the MSCI All Country World IndexSM returns are for the period beginning May 1, 2002.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

>  Investment Objective

Seeks long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. small capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. UBS Global AM considers small capitalization companies to be those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Portfolio may invest up to 20% of its net assets in foreign securities. The Portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives and exchange-traded funds ("ETFs") as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities. The Portfolio may invest in emerging growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio will invest in companies within its capitalization range as described above. However, the Portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Portfolio is not required to dispose of the security.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the Portfolio's ability to pursue its investment objective. UBS Global AM actively manages the Portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

PORTFOLIO FEES AND EXPENSES

The tables that follow show the estimated operating expenses paid each year by S Class shares of the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2006. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not applicable.

S Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Service Fees	Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
Portfolio
ING Baron Asset	0.95%	0.25%	0.10%		0.22	%(3)	1.52	%(3)	(0.22	)%(3)	1.30%
ING Baron Small Cap Growth	0.85%	0.25%	0.23	%(5)	—		1.33%		—		1.33%
ING Oppenheimer Global	0.60%	0.25%	0.06	%(5)	—		0.91%		—		0.91%
ING UBS U.S. Small Cap Growth	0.90%	0.25%	0.10%		0.16	%(3)(6)	1.41	%(3)	(0.16	)%(3)	1.25	%(4)

  (1)  The table shows the estimated operating expenses for S Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as Adviser to the Portfolios, has agreed.

  (2)  DSL, the Adviser, has entered into written expense limitation agreements with certain Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage commissions, extraordinary expenses and underlying fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years. The amount of these Portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2008. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

  (3)  Excludes non-recurring offering expense of 0.31% for ING Baron Asset Portfolio and 0.11% for ING UBS U.S. Small Cap Growth Portfolio.

  (4)  A portion of the brokerage commissions that ING UBS U.S. Small Cap Growth Portfolio pays is used to reduce the Portfolio's expenses. Including these reductions, the "Net Operating Expenses" for the fiscal year ended December 31, 2006 would have been 1.21%.

  (5)  Under the Administrative Services Agreement between the Company and ING Funds Services, LLC, the Portfolios' administrator, ING Funds Services, LLC, provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. ING Funds Services, LLC assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.

  (6)  Other expenses include fees and expenses of less than .005% that were incurred indirectly by the Portfolio as a result of investing in an acquired mutual fund.

Examples

The Examples are intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the S Class shares' operating expenses remain the same.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Baron Asset(1)	$132	$459	$808	$1,794
ING Baron Small Cap Growth	$135	$421	$729	$1,601
ING Oppenheimer Global	$93	$290	$504	$1,120
ING UBS U.S. Small Cap Growth(1)	$127	$431	$756	$1,677

(1)  The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investment portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk Certain Portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based on judgments made by a sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Currency Risk Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above.These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Portfolios may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk Certain Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Growth Risk A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.

Emerging Markets Risk Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.

Growth Investing Risk Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

Industry Focus Risk To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Investments by Funds-of-Funds Risk Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser and/or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Large Positions Risk A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Manager Risk A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

Many sub-advisers of equity Portfolios employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some Portfolios that are characterized as growth or value can have greater volatility than other Portfolios managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Mid-Capitalization Company Risk Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Other Investment Companies Risk Certain Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules & regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). A Portfolio's purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio's investment into the ING Money Market Fund.

Securities Lending Risk A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Value Investing Risk A Portfolio may invest in "value" stocks. A sub-adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

>  Temporary Defensive Investment Strategy

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.

ING Baron Small Cap Growth Portfolio may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. ING Oppenheimer Global Portfolio may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. When market conditions warrant, ING UBS Small Cap Growth Portfolio may make substantial temporary defensive investments in cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.

When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The ING Baron Asset Portfolio may borrow up to 5.00% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the ING Baron Asset Portfolio may not achieve its investment objective.

>  Investment in U.S. Government-Related Entities

Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

>  Investment Strategies

The types of securities in which a Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Company's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Company (see back cover for address and phone number).

ING BARON ASSET PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

ING BARON SMALL CAP GROWTH PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

ING OPPENHEIMER GLOBAL PORTFOLIO

The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in equity securities of U.S. small-capitalization companies, including common stock and preferred stock. The Portfolio may invest in foreign securities and may use forward currency contracts, options, futures, exchange-traded funds ("ETFs") and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities.

MANAGEMENT OF THE PORTFOLIOS

Adviser

DSL, a Delaware limited liability company, serves as the adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL has engaged a sub-adviser to provide the day-to-day management of each Portfolio's investment portfolio. DSL is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either DSL or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolios.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director," and collectively, "Directors"), acts as a "manager-of-managers" for ING UBS U.S. Small Cap Growth Portfolio. In this capacity, DSL oversees the Portfolio's day-to-day operations and oversees the investment activities of the Portfolio. On May 24, 2002, the Company and ILIAC, predecessor to DSL, received exemptive relief from the SEC permitting DSL and the Company, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for each Portfolio. The Company will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

Management Fee

DSL receives a monthly fee for its services based on the average daily net assets of each of the Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio's average daily net assets:

Portfolio	Advisory Fee
ING Baron Asset	0.95%
ING Baron Small Cap Growth	0.85%
ING Oppenheimer Global	0.60%
ING UBS U.S. Small Cap Growth	0.90%

For information regarding the basis for the Board's approval of the advisory and sub-advisory contracts for all Portfolios please refer to the annual shareholder report, dated December 31, 2006.

DSL is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $7.3 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

Sub-Advisers

ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2006, BAMCO had over $16.6 billion in mutual fund assets under management.

Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO is the Portfolio Manager of the ING Baron Small Cap Growth Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Oppenheimer Global Portfolio Portfolio. The Adviser has engaged OppenheimerFunds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, as Sub-Adviser to ING Oppenheimer Global Portfolio. Oppenheimer has operated as an investment advisor since January 1960. As of December 31, 2006, Oppenheimer, including subsidiaries and controlled affiliates managed over $235 billion in assets.

ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman. Mr. Bhaman has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

ING UBS U.S. Small Cap Growth Portfolio. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Small Cap Growth Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2006 UBS Global AM managed approximately $142.9 billion in assets.

Paul Graham and David Wabnik are ING UBS U.S. Small Cap Growth's portfolio managers and each of them are jointly and primarily responsible for the day-to-day management of the Portfolio. The portfolio managers work with three dedicated small cap growth analysts, as well as have access to various other investment professionals within the Growth Equities Department. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the head of US Growth Equities at UBS Global AM. Mr. Graham has been an employee of UBS Global AM since 1994, a Managing Director of UBS Global AM since 2003, and portfolio manager of the Portfolio since its inception.

David Wabnik is a Senior Portfolio Manager at UBS Global AM. Mr. Wabnik has been an employee of UBS Global AM since 1995, an Executive Director of UBS Global AM since 2001 and portfolio manager of the Portfolio since its inception.

The composition of each team may change without notice from time to time.

Each sub-adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each sub-adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each sub-adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each sub-adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

MORE INFORMATION

>  Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

>  A Word about Portfolio Diversity

Each Portfolio is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5.00% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

>  Fundamental Investment Policies

The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategies, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the SAI. This means they may not be modified or changed without a vote of the shareholders.

>  Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.

>  Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Company at 1-800-262-3862, or downloading it from the SEC's website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"). IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

IFD is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to May 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

>  Additional Information Regarding the Classes of Shares

Each Portfolio's shares are classified into Adviser Class, I Class, and Service Class, shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the S Class shares are offered by this Prospectus.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' investment adviser or distributor (collectively "ING"), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Interests of the Holders of Variable Insurance Contracts and Policies and Qualified Retirement Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and the underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

>  Classes of Shares

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class shares of each Portfolio. The Service Plan allows the Company, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class shares.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by each Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  securities of an issuer that has entered into a restructuring;

•  securities whose trading has been halted or suspended;

•  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•  securities that are restricted to transfer or resale.

The Portfolios or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio's shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and each sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The

Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's investment portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., a Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

TAXES AND DISTRIBUTIONS

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its investment company taxable income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

PERFORMANCE

Performance of Similarly Managed Mutual Funds. ING Baron Asset Portfolio and ING UBS U.S. Small Cap Growth Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BAMCO or UBS Global AM, as the case may be.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds are presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2006, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
Baron Asset Fund (BARAX) (Comparable to ING Baron Asset)	14.64%	17.90%	10.80%	9.35%
Russell Midcap® Index	15.26%	16.00%	12.88%	12.14%
UBS U.S. Small Cap Growth Fund (BISCX) (Comparable to ING UBS U.S. Small Cap Growth)	8.59%	8.70%	8.69%	8.24	%(2)
Russell 2000® Growth Index	13.35%	10.51%	6.93%	2.95	%(2)

(1)  The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)  Portfolio commenced operations on September 30, 1997. The Index return is for the period beginning October 1, 1997.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's S Class shares' financial performance for the past five years (or, if shorter, for the period of the class' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Baron Asset Portfolio	May 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment income	$0.03	*
Net realized and unrealized gain on investments	$0.34
Total from investment operations	$0.37
Net asset value, end of period	$11.10
Total Return(2)%	3.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$313
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.30
Gross expenses prior to expense reimbursement(3)%	1.83
Net investment income after expense reimbursement(3)(4)%	0.31
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	S Class
	Year Ended December 31,					May 1, 2002(1) to December 31,
ING Baron Small Cap Growth Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$16.06	14.96		11.69	8.76	10.00
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.14	)*	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	$2.48	1.24		3.36	3.00	(1.18)
Total from investment operations	$2.42	1.10		3.27	2.93	(1.24)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.33	16.06		14.96	11.69	8.76
Total return(2)%	15.24	7.35		27.97	33.45	(12.40)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$299,287	207,527		114,112	44,200	7,793
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.33	1.45		1.45	1.46	1.50
Gross expenses prior to brokerage commission recapture(3)%	1.33	1.50		1.45	1.50	1.50
Net investment loss after brokerage commission recapture(3)%	(0.38)	(0.92)		(0.96)	(1.15)	(1.23)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,							May 1, 2002(1) to December 31,
ING Oppenheimer Global Portfolio	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.90		12.58		11.06		8.39	10.00
Income (loss) from investment operations:
Net investment income	$0.10	†	0.09	†	0.02		0.02	0.00 *
Net realized and unrealized gain (loss) on investments	$2.34		1.58		1.62		2.65	(1.61)
Total from investment operations	$2.44		1.67		1.64		2.67	(1.61)
Less distributions:
Net investment income	$0.01		0.10		0.00	*	—	—
Net realized gain on investments	$0.02		0.25		0.12		—	—
Total distributions	$0.03		0.35		0.12		—	—
Net asset value, end of period	$16.31		13.90		12.58		11.06	8.39
Total Return(2)%	17.60		13.27		15.01		31.82	(16.10)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$145,060		40,831		19,143		14,291	8,516
Ratios to average net assets:
Expenses(3)%	0.91		0.91		1.02		1.45	1.45
Net investment income(3)%	0.66		0.71		0.19		0.19	0.07
Portfolio turnover rate %	23		53		390		157	87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

S Class
ING UBS U.S. Small Cap Growth Portfolio	April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.04)*
Net realized and unrealized loss on investments	$(0.18)
Total from investment operations	$(0.22)
Less distributions:
Net realized gain on investments	$0.08
Total distributions	$0.08
Net asset value, end of period	$9.70
Total Return(2)%	(2.17)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,065
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.20
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.52
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.64)
Portfolio turnover rate %	104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ. 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319